                                                                     MAY 8, 2002

DEAR SHAREHOLDER:

    This financial report covers the six-month period ended March 31, 2002, which is our thirtieth fiscal year of operations.

    The period began with considerable interest rate volatility, as the market attempted to digest conflicting signs of economic strength and weakness, the elimination of the 30-year U.S. Treasury bond issuance, and of course the tragic events of September 11. By the end of the period, the U.S. bond market was generally weaker with market participants focused primarily on growth oriented economic news. While the market expected flat to negative economic growth for the fourth quarter 2001, the Bureau of Economic Analysis indicated the U.S. economy had actually increased output by 1.7% for the quarter. At the beginning of 2002 consensus expectation for real GDP was 0.7%, a figure that eventually was reported at 5.8%. Discounting increasing unemployment numbers as a lagging indicator, the market became more concerned over inflation in light of the unexpected growth and the Federal Reserve's loose monetary policy. By the end of the semi-annual period, the yield on the 10-year U.S. Treasury had increased 0.82%.

    We believe the economy is recovering, but will trend below our secular expectation of over 3% real growth over the next several years. This is largely due to the working off of the vestiges of the bubble with resultant excess capacity, overborrowing and general excess. We believe that inflation risk will remain muted. Corporate earnings continue to suffer as many of the largest U.S. companies combat top line growth issues stemming from a slower nominal economy. Productivity gains remain strong helping firms limit the negative effects of reduced sales volume and competitive pricing pressure. However, significant idle capacity currently exists which is likely to constrain aggregate business investment in the near term. Given this economic backdrop, long-term interest rates look fairly priced while short-term interest rates are likely to climb as economic activity begins to increase.

    Despite the profits recession, the overall corporate bond market performed well as the investor community concentrated on an improving economic picture as well as cost and debt reduction plans of many corporations. The telecommunications industry is the exception, as it is suffering from a hangover from heavy capital expenditures and concurrent debt growth that exploded after deregulation. Investors are concerned with price competition and debt burden in the long distance communications business, and are quick to punish companies with any headline risk.

    Firms with high levels of short-term debt also fared poorly as banks and money market investors became leery of advancing additional capital forcing the borrowers to fund operations using higher cost long-term debt. Performance of the corporate sector was further dampened as investors responded to heightened scrutiny by regulatory bodies over accounting practices at several large firms. We expect volatility of corporate spreads will remain high as a result of the aforementioned market concerns. We have offset our credit risk with defensive AAA sectors, a strategy that has served us well.

    Net investment income for the six months was $0.48 per share and net realized and unrealized losses on investments totaled $0.67 per share. On March 31, 2002, the net asset value per share was $15.11 and the stock closed that day at $14.67 per share.

    During the period the Board of Directors declared regular quarterly dividends of $0.25 per share and $0.24 per share payable on December 14, 2001 and March 22, 2002, respectively. In addition to regular dividends, the Board declared a capital gains distribution of $0.16 per share payable on December 14, 2001.

    At the end of the period, the 108 issues in the portfolio had an average market yield of 7.06%, an average Moody's quality rating of A1, an average duration of 7.8, and an average maturity of 14.5 years. The distribution of the portfolio maturities and quality was as follows:

Maturities
-----------------------------------------
0-1 year                              0.6%
1-3 years                             1.1
3-5 years                             5.3
5-10 years                           51.6
10-20 years                          10.9
20 plus years                        30.5
                                   ------
                                    100.0%
Quality
-----------------------------------------
Treasury, Agency and Aaa             34.7%
Aa                                    7.7
A                                    26.0
Baa                                  28.2
Below Baa                             3.4
                                   ------
                                    100.0%

STOCK REPURCHASE PLAN:

    On July 28, 1988, the Board of Directors of the Company approved a resolution to repurchase up to 700,000 of its common shares. The Company may repurchase shares, at a price not in excess of market and at a discount from net asset value, if and when such repurchases are deemed appropriate and in the shareholder's best interest. Any repurchases will be made in compliance with applicable requirements of the federal securities law.

    Under such law, the Company is required to give written notice to all shareholders of its intention to purchase stock within six months of the actual repurchase of shares. This report is to serve as notice to all shareholders with respect to any shares repurchased within the next six months pursuant to the Company's stock repurchase plan.

    Unaudited financial statements for the six-month period ended March 31, 2002, and a list of the securities owned on that date are included in this report.

                                                      Sincerely,

                                                      /s/ Jeffrey J. Diermeier

                                                      Jeffrey J. Diermeier, CFA
                                                      PRESIDENT

FORT DEARBORN INCOME SECURITIES, INC. is a closed-end bond fund investing principally in investment grade long-term fixed income debt securities. The primary objective of Fort Dearborn is to provide its shareholders with:

    - a stable stream of current income consistent with external interest rate conditions, and

    - a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Fort Dearborn Income Securities
MARKET VALUE OF INDEX AND SHARE PRICE(1) WITH ALL DIVIDENDS REINVESTED AS OF MARCH 31, 2002
$ Wealth Index

                     INVESTMENT GRADE
      FORT DEARBORN     BOND INDEX
1972         $18.17            $18.17
'73          $18.17            $18.16
'73          $17.10            $18.06
'73          $17.09            $18.41
'73          $16.74            $18.23
'74          $13.73            $17.55
'74          $15.62            $16.61
'74          $13.40            $16.07
'74          $16.33            $17.05
'75          $16.82            $17.83
'75          $17.61            $18.43
'75          $16.79            $17.79
'75          $16.54            $19.39
'76          $18.45            $20.17
'76          $18.37            $20.19
'76          $20.03            $21.28
'76          $20.26            $22.83
'77          $20.50            $22.26
'77          $21.07            $23.08
'77          $21.49            $23.28
'77          $20.68            $23.04
'78          $20.93            $23.00
'78          $21.00            $22.70
'78          $20.90            $23.36
'78          $19.04            $22.84
'79          $20.31            $23.16
'79          $21.40            $24.15
'79          $20.84            $23.61
'79          $19.25            $21.70
'80          $17.16            $18.79
'80          $20.99            $23.31
'80          $18.99            $20.76
'80          $19.11            $20.93
'81          $19.19            $20.69
'81          $19.51            $20.24
'81          $19.39            $18.40
'81          $20.85            $20.51
'82          $21.83            $21.47
'82          $22.26            $21.63
'82          $26.55            $26.21
'82          $28.83            $29.02
'83          $29.96            $30.14
'83          $31.44            $30.55
'83          $31.01            $30.40
'83          $31.22            $30.59
'84          $32.50            $30.09
'84          $30.21            $28.94
'84          $32.66            $32.51
'84          $37.09            $35.48
'85          $37.34            $35.82
'85          $43.27            $40.17
'85          $42.71            $40.92
'85          $46.79            $45.80
'86          $53.14            $50.64
'86          $55.71            $50.88
'86          $56.95            $51.74
'86          $57.70            $54.47
'87          $60.37            $55.37
'87          $58.78            $53.02
'87          $55.66            $49.70
'87          $56.99            $53.50
'88          $62.51            $55.86
'88          $63.41            $56.58
'88          $63.23            $57.95
'88          $65.30            $58.38
'89          $63.95            $59.10
'89          $69.00            $64.57
'89          $71.79            $64.91
'89          $73.38            $67.02
'90          $75.08            $65.82
'90          $75.50            $68.35
'90          $74.62            $67.72
'90          $80.42            $71.21
'91          $83.65            $74.02
'91          $85.57            $75.16
'91          $91.67            $80.14
'91          $96.45            $84.58
'92          $93.81            $83.43
'92          $97.18            $87.02
'92         $102.91            $91.22
'92         $101.67            $91.65
'93         $108.40            $96.61
'93         $113.71           $100.19
'93         $117.42           $104.21
'93         $112.65           $103.37
'94         $107.51            $98.48
'94         $106.80            $96.30
'94         $105.14            $96.42
'94         $101.57            $97.14
'95         $107.51           $103.18
'95         $116.50           $111.98
'95         $118.69           $114.54
'95         $126.33           $121.13
'96         $124.45           $116.32
'96         $122.62           $116.17
'96         $129.34           $118.35
'96         $137.71           $123.00
'97         $135.62           $120.84
'97         $142.43           $126.34
'97         $148.57           $131.91
'97         $156.83           $136.87
'98         $160.03           $138.88
'98         $159.51           $142.78
'98         $166.11           $147.81
'98         $178.86           $148.73
'99         $174.77           $146.24
'99         $164.31           $142.24
'99         $161.53           $142.02
'99         $145.64           $140.99
'00         $157.67           $143.82
'00         $164.57           $144.71
'00         $168.54           $149.23
'00         $176.54           $155.49
'01         $190.74           $161.70
'01         $201.75           $162.17
'01         $200.54           $168.73
'01         $207.71           $169.83
'02         $206.82           $168.71


    ANNUALIZED RETURNS       12 MONTHS  SINCE INCEPTION
Fort Dearborn                    8.43%            8.67%
Investment Grade Bond Index       4.34             7.92

Returns are net of fees
(1) Share price return is impacted by changes in the premium or discount to the net asset value (NAV).
At March 31, 2002, the share price was at a 2.91% discount to NAV.

                      STATEMENT OF ASSETS AND LIABILITIES
                           MARCH 31, 2002 (UNAUDITED)

ASSETS:
Portfolio of investments: (Note 1)
  Debt securities, at value (cost $133,123,858).............  $ 129,842,552
  Short-term securities, at cost, which approximates
    market..................................................        663,964
                                                              -------------
      Total portfolio of investments........................    130,506,516
  Cash......................................................         76,647
Receivable for interest on debt securities (Note 1).........      2,157,326
Receivable for investments sold.............................        161,115
Other Assets................................................         25,000
                                                              -------------
      Total assets..........................................    132,926,604
                                                              -------------
LIABILITIES:
Expenses:
  Accrued investment advisory and administrative fees (Note
    6)......................................................        154,099
  Payable for investments purchased.........................        148,586
  Accrued custodial and transfer agent fees.................         18,563
  Accrued other expenses....................................         19,199
                                                              -------------
      Total liabilities.....................................        340,447
                                                              -------------
NET ASSETS (equivalent to $15.11 per share for 8,775,665
 shares of capital stock outstanding) (Note 4)..............  $ 132,586,157
                                                              =============
Analysis of Net Assets:
  Shareholder capital (Note 4)..............................  $ 135,120,133
  Accumulated undistributed net investment income (Note
    3)......................................................        169,001
  Accumulated net realized gain on sales of investments
    (Note 3)................................................        578,329
  Unrealized depreciation on investments....................     (3,281,306)
                                                              -------------
  Net assets applicable to outstanding shares...............  $ 132,586,157
                                                              =============

                       See Notes to Financial Statements.

                            STATEMENT OF OPERATIONS
                            FOR THE SIX MONTHS ENDED
                           MARCH 31, 2002 (UNAUDITED)

Investment income:
  Interest income earned....................................  $   4,732,727
                                                              -------------
Expenses:
  Investment advisory and administrative fees (Note 6)......        325,263
  Transfer agent and dividend disbursing agent fees.........         44,954
  Directors Fees (Note 6)...................................         37,397
  Stockholders reports and annual meeting fees..............         30,800
  Custody fees..............................................         20,655
  Professional fees.........................................         19,508
  Franchise taxes...........................................          4,914
  Other expenses............................................          9,100
                                                              -------------
Total expenses..............................................        492,591
                                                              -------------
Net investment income.......................................      4,240,136
                                                              -------------
Net realized and unrealized gain (loss) on investments:
  Net realized gain from investment transactions............      1,212,107
  Change in unrealized depreciation.........................     (7,143,808)
                                                              -------------
Total realized and unrealized gain(loss) on investments.....     (5,931,701)
                                                              -------------
Net decrease in net assets from operations..................  $  (1,691,565)
                                                              =============

                       See Notes to Financial Statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                 SIX MONTHS
                                                    ENDED       FOR THE YEAR
                                                  MARCH 30,        ENDED
                                                    2002       SEPTEMBER 30,
                                                 (UNAUDITED)        2001
                                                -------------  --------------
From operations:
  Net investment income.......................  $  4,240,136    $  9,088,903
  Net realized gain (loss) from investment
    transactions..............................     1,212,107       1,972,541
  Change in unrealized appreciation of
    investments...............................    (7,143,808)      5,958,527
                                                ------------    ------------
  Net increase in net assets from
    operations................................    (1,691,565)     17,019,971
Distributions to shareholders from:
  Net investment income.......................    (4,300,076)     (9,126,692)
  Net realized gain...........................    (1,404,107)              0
                                                ------------    ------------
    Total distributions.......................    (5,704,183)     (9,126,692)
    Net increase (decrease) in net assets.....    (7,395,748)      7,893,279
Net Assets:
  Beginning of period.........................   139,981,905     132,088,626
                                                ------------    ------------
  End of period (including undistributed net
    investment income of $169,001 and
    $228,941, respectively)...................  $132,586,157    $139,981,905
                                                ============    ============

                       See Notes to Financial Statements.

                              FINANCIAL HIGHLIGHTS

Financial highlights for each share of capital stock outstanding through each period:

                              SIX MONTHS
                                ENDED                         YEARS ENDED SEPTEMBER 30,
                              MARCH 31,       ---------------------------------------------------------
                           2002 (UNAUDITED)     2001        2000        1999        1998        1997
                           ----------------   ---------   ---------   ---------   ---------   ---------
Net asset value,
 beginning of period.....      $  15.95       $  15.05    $  15.11    $  16.87    $  16.30    $  15.97
                               --------       --------    --------    --------    --------    --------
Net investment income
 (1).....................          0.48           1.04        1.05        1.05        1.05        1.09
Net realized and
 unrealized gain (loss)
 on investments..........         (0.67)          0.90       (0.06)      (1.27)       0.71        0.89
                               --------       --------    --------    --------    --------    --------
Total from investment
 operations..............         (0.19)          1.94        0.99       (0.22)       1.76        1.98
  Less distributions
    from:
    Net investment
      income.............         (0.49)         (1.04)      (1.04)      (1.04)      (1.04)      (1.21)
    Net realized gain....         (0.16)            --       (0.01)      (0.50)      (0.15)      (0.44)
                               --------       --------    --------    --------    --------    --------
Total distributions......         (0.65)         (1.04)      (1.05)      (1.54)      (1.19)      (1.65)
                               --------       --------    --------    --------    --------    --------
Net asset value, end of
 period..................      $  15.11       $  15.95    $  15.05    $  15.11    $  16.87    $  16.30
                               ========       ========    ========    ========    ========    ========
Market price per share at
 end of period...........      $  14.67       $  14.84    $  13.38    $  13.88    $  15.75    $  15.19
Total investment return
 (market value) (2)......         3.15%         18.98%       4.34%     (2.76)%      11.81%      14.86%
Total return (net asset
 value) (3)..............        -1.24%         13.22%       6.77%     (1.48)%      11.07%      13.06%
Net assets at end of
 period (in millions)....      $ 132.59       $ 139.98    $ 132.09    $ 132.81    $ 148.30    $ 143.33
Ratios of expenses to
 average net assets......         0.72%          0.71%       0.74%       0.73%       0.71%       0.75%
Ratio of net investment
 income to average net
 assets..................         6.16%          6.68%       7.01%       6.61%       6.29%       6.81%
Portfolio turnover.......         75.4%         142.7%       73.8%       69.9%       63.5%      130.0%
Number of shares
 outstanding at end of
 period (in thousands)...         8,776          8,776       8,776       8,789       8,789       8,793

--------------------------

(1) Beginning October 1, 1994, net investment income includes amortization of discounts and premiums.

(2) Total investment return (market value) reflects the market value experiences of a continuous shareholder who made commission-free acquisitions through distributions in accordance with the shareholder reinvestment plan.

(3) Total return (net asset value) reflects the Company's portfolio performance and is the combination of reinvested dividend income, reinvested capital gains distributions at NAV, if any, and changes in net asset value per share.

                       See Notes to Financial Statements.

                            PORTFOLIO OF INVESTMENTS
                           MARCH 31, 2002 (UNAUDITED)

                                                         MOODY'S
FACE VALUE                                               RATING       COST         VALUE
-----------                                              -------  ------------  ------------
             DEBT SECURITIES--(99.5%)

             / / MUNICIPAL SECURITIES--(2.6%)
             New Jersey Economic Development Authority,
$10,000,000   0.000%, due 02/15/18.....................  Aaa      $  3,057,954  $  3,344,000
                                                                  ------------  ------------

             / / U.S. GOVERNMENT SECURITIES--(19.1%)

             AGENCY OBLIGATIONS--(11.6%)
             Fannie Mae Grantor Trust,
  4,915,000   7.125%, due 01/15/30.....................  (a)         5,539,662     5,255,378
             Federal Home Loan Mortgage Corp.,
              Guaranteed Mortgage Certificates,
      1,696   9.000%, due 08/01/04.....................  (a)             1,770         1,778
             Federal National Mortgage Association,
  1,175,188   7.000%, due 03/01/31.....................  (a)         1,190,061     1,200,785
  1,492,033   6.000%, due 11/01/28.....................  (a)         1,469,186     1,447,505
  2,912,906   6.000%, due 11/01/28.....................  (a)         2,887,873     2,825,973
             Federal National Mortgage Association,
              Guaranteed Mortgage Pass Thru
              Certificates,
    522,397   7.000%, due 06/25/13.....................  (a)           485,772       542,491
  2,768,488   6.500%, due 03/01/28.....................  (a)         2,754,213     2,759,189
             Government National Mortgage Association,
  1,095,471   6.500%, due 05/15/29.....................  (a)         1,010,743     1,093,460
                                                                  ------------  ------------
                                                                    15,339,280    15,126,559
                                                                  ------------  ------------

             DIRECT OBLIGATIONS--(7.5%)
  3,000,000  U.S. Treasury Bond, 8.000%, due
              11/15/21.................................  Aaa         3,823,197     3,673,359
    930,000  U.S. Treasury Note, 6.500%, due
              02/15/10.................................  Aaa         1,027,309       995,754
  4,980,000  U.S. Treasury Note, 6.250%, due
              05/15/30.................................  Aaa         5,390,079     5,175,505
                                                                  ------------  ------------
                                                                    10,240,585     9,844,618
                                                                  ------------  ------------
                                                                    25,579,865    24,971,177
                                                                  ------------  ------------

                       See Notes to Financial Statements.

                                 MARCH 31, 2002

                                                         MOODY'S
FACE VALUE                                               RATING       COST         VALUE
-----------                                              -------  ------------  ------------
             / / CORPORATE BONDS AND NOTES--(77.8%)

             FINANCE (28.8%)
$ 1,905,000  Bank of America Corp., 7.400%, due
              01/15/11.................................  Aa3      $  1,974,941  $  2,011,562
    725,000  Bank One Corp., 7.875%, due 08/01/10......  A1            772,754       786,336
    430,000  Capital One Bank, 6.875%, due 02/01/06....  Baa2          417,271       414,963
             Chase Commercial Mortgage Securities
              Corp.,
  1,000,000   98-1 A2, 6.560%, due 05/18/30............  Aaa         1,064,180     1,025,977
    150,000  CIT Group, Inc., 7.750%, due 04/02/12.....  A2            148,585       150,413
  2,500,000  Citigroup, Inc., 7.250%, due 10/01/10.....  Aa2         2,591,898     2,628,422
             CS First Boston Mortgage Securities Corp.,
  2,800,000   7.545%, due 04/15/62.....................  Aaa         3,026,625     2,997,308
             DLJ Commercial Mortgage Corp.,
  2,000,000   7.340%, due 10/10/32.....................  Aaa         2,171,250     2,118,579
             DLJ Commercial Mortgage Corp., 00-CKP1,
    635,000   Class A1B, 7.180%, due 08/10/10..........  Aaa           638,274       668,799
    615,000  EOP Operating Ltd., 7.875%, due
              07/15/31.................................  Baa1          624,382       610,715
  1,620,000  First Union National Bank, 7.800%, due
              08/18/10.................................  A1          1,723,899     1,759,064
    555,000  Fleet Boston Corp., 7.375%, due
              12/01/09.................................  A3            592,405       576,460
    650,000  Ford Motor Credit Co., 6.875%, due
              02/01/06.................................  A3            648,862       646,300
  1,170,000  Ford Motor Credit Co., 7.375%, due
              02/01/11.................................  A3          1,153,304     1,138,621
  2,395,000  Ford Motor Credit Co., 5.800%, due
              01/12/09.................................  A3          2,224,897     2,157,701
  1,835,000  General Electric Capital Corp., 6.750%,
              due 03/15/32.............................  Aaa         1,801,508     1,773,546
  1,095,000  General Motors Acceptance Corp., 6.875%,
              due 09/15/11.............................  A2          1,077,718     1,057,859
  1,605,000  General Motors Acceptance Corp., 8.000%,
              due 11/01/31.............................  A2          1,625,924     1,606,470
    665,000  Goldman Sachs Group, Inc., 6.875%, due
              01/15/11.................................  A1            664,965       668,201
  2,815,000  Household Finance Corp., 6.750%, due
              05/15/11.................................  A2          2,798,391     2,731,445
    230,000  Keycorp Capital III, 7.750%, due
              07/15/29.................................  A3            230,328       225,765
    475,000  Lehman Bros. Holdings, Inc., 6.625%, due
              01/18/12.................................  A2            472,554       466,174

                       See Notes to Financial Statements.

                                 MARCH 31, 2002

                                                         MOODY'S
FACE VALUE                                               RATING       COST         VALUE
-----------                                              -------  ------------  ------------
$   390,000  Lincoln National Corp., 6.200%, due
              12/15/11.................................  A3       $    388,534  $    377,407
  1,640,000  Morgan Stanley Dean Witter, 6.750%, due
              04/15/11.................................  Aa3         1,645,775     1,644,405
  1,437,976  Norwest Asset Securities Corp., 7.000%,
              due 09/25/11.............................  AAA         1,449,659     1,474,803
             PNC Mortgage Acceptance Corp., 99-CM1,
  1,500,000   Class A1B, 7.330%, due 12/10/32..........  Aaa         1,608,750     1,583,132
             Prudential Mortgage Capital Funding, LLC,
    870,000   00-ROCK, Class A2, 6.605%, due
               05/10/34................................  Aaa           874,350       882,360
  1,380,000  PSE&G Transition Funding LLC, 6.450%, due
              03/15/13.................................  Aaa         1,445,766     1,416,314
    945,000  Unilever Capital Corp., 7.125%, due
              11/01/10.................................  A1          1,019,217       998,554
  1,025,000  Wells Fargo Bank N.A., 6.450%, due
              02/01/11.................................  Aa2         1,014,879     1,026,970
                                                                  ------------  ------------
                                                                    37,891,845    37,624,625
                                                                  ------------  ------------

             INDUSTRIAL--(20.0%)
    665,000  Abitibi-Consolidated, Inc., 8.850%, due
              08/01/30.................................  Baa3          671,778       685,004
    690,000  Alcoa Inc., 6.000%, due 01/15/12..........  A1            685,935       669,667
    430,000  Amerada Hess Corp., 6.650%, due
              08/15/11.................................  Baa2          431,646       426,686
    745,000  Anadarko Finance Co., 7.500%, due
              05/01/31.................................  Baa1          786,300       764,783
    940,000  Anheuser-Busch Cos., Inc., 9.000%, due
              12/01/09.................................  A1          1,126,264     1,103,589
  1,460,000  AOL Time Warner, Inc., 7.625%, due
              04/15/31.................................  Baa1        1,488,367     1,453,209
  1,270,000  Avon Products, Inc., 7.150%, due
              11/15/09.................................  A2          1,294,751     1,321,237
    190,000  Burlington Northern Santa Fe Corp.,
              6.875%, due 12/01/27.....................  Baa2          186,612       182,488
    740,000  Burlington Northern Santa Fe Corp.,
              7.082%, due 05/13/29.....................  Baa2          733,582       730,897
    720,000  Caterpillar, Inc., 6.550%, due 05/01/11...  A2            721,244       724,627
  1,325,000  Cendant Corp., 6.875%, due 08/15/06.......  Baa1        1,324,571     1,286,046
    330,000  Centex Corp., 9.750%, due 06/15/05........  Baa2          329,993       364,782
    520,000  Daimler Chrysler NA Holdings, 7.300%, due
              01/15/12.................................  A3            531,232       522,588
    825,000  Deere & Co., 7.125%, due 03/03/31.........  A3            841,646       792,822
    840,000  Delhaize America, Inc., 8.125%, due
              04/15/11.................................  Baa3          855,774       889,738

                       See Notes to Financial Statements.

                                 MARCH 31, 2002

                                                         MOODY'S
FACE VALUE                                               RATING       COST         VALUE
-----------                                              -------  ------------  ------------
$   670,000  Devon Financing Corp. ULC, 6.875%, due
              09/30/11.................................  Baa2     $    648,818  $    651,615
    845,000  First Data Corp., 5.625%, due 11/01/11....  A1            842,397       805,543
    900,000  Ford Motor Co. Del Global Landmark,
              7.450%, due 07/16/31.....................  Baa1          858,809       813,917
    470,000  Harrah's Operating Co., Inc., 7.125%, due
              06/01/07.................................  Baa3          469,615       477,080
    875,000  International Paper Co., 6.750%, due
              09/01/11.................................  Baa2          876,209       868,829
  1,120,000  Kraft Foods, Inc., 6.500%, due 11/01/31...  A2          1,115,170     1,063,478
    695,000  Kroger Co., 7.500%, due 04/01/31..........  Baa3          761,147       703,106
    735,000  Occidental Petroleum Corp., 8.450%, due
              02/15/29.................................  Baa2          832,205       838,148
  3,000,000  Philips Electronics, 7.750%, due
              05/15/25.................................  A3          2,990,353     2,886,405
    735,000  Rohm & Haas Co., 7.850%, due 07/15/29.....  A3            807,496       800,630
  1,060,000  Target Corp., 7.000%, due 07/15/31........  A2          1,119,107     1,070,328
  1,135,000  Transocean Sedco Forex, 7.500%, due
              04/15/31.................................  Baa2        1,102,267     1,102,738
    300,000  Union Oil Co. of California, 7.500%, due
              02/15/29.................................  Baa1          316,541       302,774
    425,000  Valero Energy Corp., 8.750%, due
              06/15/30.................................  Baa2          501,101       475,003
    770,000  Viacom, Inc., 8.625%, due 08/01/12........  A3            859,018       863,574
    145,000  Wal-Mart Stores, Inc., 6.875%, due
              08/10/09.................................  Aa2           155,278       154,358
    315,000  Walt Disney Company, 6.375%, due
              03/01/12.................................  A3            314,310       307,010
                                                                  ------------  ------------
                                                                    26,579,536    26,102,699
                                                                  ------------  ------------

             INTERNATIONAL--(9.8%)
  2,500,000  Augusta Funding Ltd., 144-A, 7.375%, due
              04/15/13.................................  Aaa         2,426,113     2,515,350
  1,655,000  Barclays Bank PLC, 144-A, 0.000%, due
              12/31/49.................................  Aa3         1,652,733     1,835,233
    450,000  France Telecom, 0.000%, due 03/01/31......  Baa1          520,553       480,955
    300,000  Petroleum Geo-Services, 6.625%, due
              03/30/08.................................  Baa3          277,812       240,000
  1,440,000  Petroleum Geo-Services, 7.500%, due
              03/31/07.................................  Baa3        1,401,494     1,195,200
  1,335,000  Telus Corp., 8.000%, due 06/01/11.........  Baa2        1,328,031     1,371,337
    435,000  Tyco International Group, 7.000%, due
              06/15/28.................................  Baa1          431,864       362,517
    750,000  United Mexican States, 8.375%, due
              01/14/11.................................  Baa2          785,717       785,625

                       See Notes to Financial Statements.

                                 MARCH 31, 2002

                                                         MOODY'S
FACE VALUE                                               RATING       COST         VALUE
-----------                                              -------  ------------  ------------
$ 1,900,000  United Mexican States, 9.875%, due
              02/01/10.................................  Baa2     $  1,927,892  $  2,147,000
  1,660,000  Vodafone Group PLC, 7.750%, due
              02/15/10.................................  A2          1,757,837     1,774,442
                                                                  ------------  ------------
                                                                    12,510,046    12,707,659
                                                                  ------------  ------------

             UTILITIES--(7.6%)
    230,000  Commonwealth Edison, 6.150%, due
              03/15/12.................................  A3            229,795       224,470
  1,400,000  Consolidated Edison, Inc., 7.500%, due
              09/01/10.................................  A1          1,389,332     1,472,501
  1,395,000  Dominion Resources, Inc., Class B, 7.625%,
              due 07/15/05.............................  Baa1        1,476,012     1,476,468
  1,300,000  Duke Energy Field Services LLC, 8.125%,
              due 08/16/30.............................  Baa2        1,407,008     1,323,215
    550,000  El Paso Energy Corp., 7.800%, due
              08/01/31.................................  Baa2          575,915       535,114
    835,000  First Energy Corp., 6.450%, due
              11/15/11.................................  Baa2          826,754       767,560
    985,000  Mirant Americas Generation Inc., 9.125%,
              due 05/01/31.............................  Ba1         1,068,216       837,250
    520,000  Progress Energy Inc., 7.000%, due
              10/30/31.................................  Baa1          526,602       495,485
    765,000  Pure Resources Inc., 7.125%, due
              06/15/11.................................  Baa3          754,078       724,105
  1,000,000  Sempra Energy, 7.950%, due 03/01/10.......  A2            997,380     1,020,936
  1,095,000  Williams Cos, Inc., 7.125%, due
              09/01/11.................................  Baa2        1,092,966     1,039,462
                                                                  ------------  ------------
                                                                    10,344,058     9,916,566
                                                                  ------------  ------------

             COMMUNICATION--(7.5%)
  1,380,000  AT&T Wireless Services, Inc., 8.750%, due
              03/01/31.................................  Baa2        1,521,091     1,432,914
  1,475,000  Citizens Communications Co., 9.000%, due
              08/15/31.................................  Baa2        1,529,101     1,543,424
    415,000  Comcast Cable Communications, 6.750%, due
              01/30/11.................................  Baa2          413,161       404,032
  1,290,000  News America Holdings, Inc., 7.125%, due
              04/08/28.................................  Baa3        1,147,495     1,139,364
  2,600,000  Qwest Capital Funding, Inc., 7.900%, due
              08/15/10.................................  Baa3        2,663,637     2,196,277
    550,000  SBC Communications, 5.875%, due
              02/01/12.................................  Aa3           544,764       529,505
  1,460,000  Sprint Capital Corp., 6.875%, due
              11/15/28.................................  Baa2        1,339,016     1,168,904

                       See Notes to Financial Statements.

                                 MARCH 31, 2002

                                                         MOODY'S
FACE VALUE                                               RATING       COST         VALUE
-----------                                              -------  ------------  ------------
$   265,000  Verizon Global Funding Corp., 7.250%, due
              12/01/10.................................  A1       $    273,444  $    271,804
  1,050,000  Verizon Global Funding Corp., 7.750%, due
              12/01/30.................................  A1          1,088,468     1,094,083
                                                                  ------------  ------------
                                                                    10,520,177     9,780,307
                                                                  ------------  ------------

             TRANSPORTATION--(4.1%)
  1,500,000  Delta Airlines, Inc., 10.500%, due
              04/30/16.................................  Ba1         1,828,950     1,336,575
  1,740,000  Erac U.S.A. Finance Co., 144-A, 8.000%,
              due 01/15/11.............................  Baa1        1,811,427     1,805,554
  3,000,000  United Airlines, Inc., 7.870%, due
              01/30/19.................................  B1          3,000,000     2,253,390
                                                                  ------------  ------------
                                                                     6,640,377     5,395,519
                                                                  ------------  ------------
                                                                   104,486,039   101,527,375
                                                                  ------------  ------------
             Total Debt Securities (Cost
              $133,123,858)............................            133,123,858   129,842,552
                                                                  ------------  ------------
  SHARES
-----------
             SHORT TERM SECURITIES--(0.5%)
    663,964  UBS Supplementary Trust U.S. Cash
              Management Prime Fund....................                663,964       663,964
                                                                  ------------  ------------
             Total Investments (100%) (Cost
              $133,787,822)............................           $133,787,822  $130,506,516
                                                                  ============  ============

------------------------

(a)      Moody's as a matter of policy, does not rate this issue.

* Standard & Poor's Corporation rating. Security is not rated by Moody's Investor Service, Inc.

144-A Securities exempt from registration under Rule 144-A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2002, the value of these securities amounted to $3,865,258 or 2.96% of the total portfolio of investments.

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS
                           MARCH 31, 2002 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

    Fort Dearborn Income Securities, Inc. ("the Company") is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management company. The Company invests principally in investment grade long-term fixed income debt securities with the primary objective of providing its shareholders with:

    - a stable stream of current income consistent with external interest rate conditions, and

    - a total return over time that is above what they could receive by

    - investing individually in the investment grade and long-term maturity sectors of the bond market.

    The following is a summary of the significant accounting policies followed by the Company in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    A. SECURITY VALUATIONS -- Investments are valued based on available quoted bid prices on the valuation date. Short-term securities are valued at amortized cost, which approximates value.

    B. INVESTMENT INCOME AND SECURITY TRANSACTIONS -- Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date. Security transactions are accounted for on the trade date. The Company has elected to amortize market discount and premium on all issues purchased. Realized gains and losses from security transactions and unrealized appreciation and depreciation of investments are reported on a first-in first-out basis.

    C. FEDERAL INCOME TAXES -- It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses, which are not recognized for tax purposes until the first day of the following fiscal year along with losses from wash sales.

    At March 31, 2002 for federal income tax purposes, the cost for long and short-term investments is $133,787,822, the aggregate gross unrealized appreciation is $1,454,871, and the aggregate gross unrealized depreciation is $4,736,177, resulting in net unrealized depreciation of investments of $3,281,306.

2. NET ASSET VALUATIONS

    The net asset value of the Company's shares is determined each week as of the close of business on the last day on which the New York Stock Exchange is open, on the last business day of each month, on the

                           MARCH 31, 2002 (UNAUDITED)

2. NET ASSET VALUATIONS (CONTINUED)

eighth trading day prior to the dividend payment date and on the last business day of each calendar quarter, if such days are other than the last business day of the week.

3. DISTRIBUTIONS

    Dividends and distributions payable to shareholders are recorded by the Company on the record date. Net realized gains from the sale of investments, if any, are distributed annually. Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent and temporary book and tax basis differences.

    Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

4. CAPITAL STOCK

    At March 31, 2002, there were 12,000,000 shares of $.01 par value capital stock authorized, and shareholder capital of $135,120,133. During the six months ended March 31, 2002 no new shares were issued as part of the dividend reinvestment plan and no shares were repurchased in the open market.

5. PURCHASES AND SALES OF SECURITIES

    Purchases and sales (including maturities) of portfolio securities during the six months ended March 31, 2002, were as follows: debt securities and preferred stock, $49,700,860 and $52,488,565, respectively; short-term securities, $25,360,747 and $25,315,996, respectively: and United States government debt obligations, $51,893,368 and $50,562,331, respectively.

6. MANAGEMENT AND OTHER FEES

    Under an agreement between the Company and UBS Global Asset Management (Americas) Inc. ("the Advisor"), the Advisor manages the Company's investment portfolio, maintains its accounts and records, and furnishes the services of individuals to perform executive and administrative functions for the Company. In return for these services, the Company pays the Advisor a quarterly fee of 1/8 of 1% (annually 1/2 of 1%) of the Company's average weekly net assets up to $100,000,000 and 1/10 of 1% (annually 2/5 of 1%) of average weekly net assets in excess of $100,000,000.

    All Company officers serve without direct compensation from the Company.

    Fort Dearborn Income Securities, Inc. invest in shares of the UBS Supplementary Trust U.S. Cash Management Prime Fund ("Supplementary Trust"). The Supplementary Trust is an investment company managed by the Advisor. The Supplementary Trust is offered as a cash management option only to mutual funds and other accounts managed by the Advisor.

                           MARCH 31, 2002 (UNAUDITED)

6. MANAGEMENT AND OTHER FEES (CONTINUED)

    The Supplementary Trust pays no management fees. Distributions from the Supplementary Trust are reflected as interest income on the statement of operations. Amounts relating to those investments at March 31, 2002 and for the period ended are summarized as follows:

                                                                                               % OF
                                             COST OF        SALES      INTEREST                NET
FUND                                        PURCHASE      PROCEEDS      INCOME     VALUE      ASSETS
----                                       -----------   -----------   --------   --------   --------
UBS Supplementary Trust U.S. Cash
  Management Prime Fund..................  $25,360,747   $25,315,996   $36,391    $663,964     0.5%

7. MORTGAGE BACKED SECURITIES AND OTHER INVESTMENTS

    The Company invests in Mortgage Backed Securities (MBS), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. Most of the securities are guaranteed by federally sponsored agencies -- Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC). However, some securities may be issued by private, non-governmental corporations. MBS issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations is also higher.

    The Company invests in Collateralized Mortgage Obligations (CMOs). A CMO is a bond, which is collateralized by a pool of MBS. The Company also invests in REMICs (Real Estate Mortgage Investment Conduit) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid. For instance, a Planned Amortization
Class (PAC) is a specific class of mortgages, which over its life will generally have the most stable cash flows and the lowest prepayment risk. A GPM (Graduated Payment Mortgage) is a negative amortization mortgage where the payment amount gradually increases over the life of the mortgage. The early payment amounts are not sufficient to cover the interest due, and therefore, the unpaid interest is added to the principal, thus increasing the borrower's mortgage balance. Prepayment may shorten the stated maturity of the CMO and can result in a loss of premium, if any has been paid.

    The Company invests in Asset Backed Securities, representing interests in pools of certain types of underlying installment loans or leases or by revolving lines of credit. They often include credit enhancement that help limit investors exposure to the underlying credit. These securities are valued on the basis of timing and certainty of cash flows compared to investments with similar durations.

                REPORT ON THE AUTOMATIC DIVIDEND INVESTMENT PLAN

    THE COMPANY'S AUTOMATIC DIVIDEND INVESTMENT PLAN, OPERATED FOR THE CONVENIENCE OF THE SHAREHOLDERS, HAS BEEN IN OPERATION SINCE THE DIVIDEND PAYMENT OF MAY 5, 1973.

    For the six months ended March 31, 2002, 47,962 shares were purchased for the Plan participants. The breakdown of these shares is listed below:

                                                           WHERE
                                  NO. OF                   SHARES
           DIVIDEND               SHARES     AVERAGE        WERE
         PAYMENT DATE           PURCHASED     PRICE      PURCHASED
--------------------------------------------------------------------
December 14, 2001                 31,512      $15.31    Open Market
March 22, 2002                    16,450      $14.95    Open Market

    As explained in the Plan, shares are purchased at the lower of the market value (including commission) or net asset value, depending upon availability. The expense of maintaining the Plan, $1.35 for each participating account per dividend payment, is borne by the Company. Shareholders who have not elected to participate in the Plan receive all dividends in cash.

    The Plan had 865 participants on March 22, 2002. Under the terms of the Plan, any shareholder may terminate participation by giving written notice to the Company. Upon termination, a certificate for all full shares, plus a check for the value of any fractional interest in shares, will be sent to the withdrawing shareholders, unless the sale of all or part of such shares is requested. ANY REGISTERED SHAREHOLDER WHO WISHES TO PARTICIPATE IN THE PLAN MAY DO SO BY WRITING TO EQUISERVE TRUST COMPANY N.A. OF NEW YORK, P.O. BOX 2500, JERSEY CITY, NJ 07303-2500 OR CALLING THEM AT (800) 446-2617. A copy of the Plan and enrollment card will be mailed to you. Shareholders who own shares in nominee name should contact their brokerage firm. All new shareholders will receive a copy of the Plan and a card, which may be signed to authorize reinvestment of dividends pursuant to the Plan.

    * THE INVESTMENT OF DIVIDENDS DOES NOT RELIEVE PARTICIPANTS OF ANY INCOME TAX WHICH MAY BE PAYABLE THEREON. THE COMPANY STRONGLY RECOMMENDS THAT ALL AUTOMATIC DIVIDEND INVESTMENT PLAN PARTICIPANTS RETAIN EACH YEAR'S FINAL STATEMENT ON THEIR PLAN PARTICIPATION AS A PART OF THEIR PERMANENT TAX RECORD. THIS WILL INSURE THAT COST INFORMATION IS AVAILABLE IF AND WHEN IT IS NEEDED.

                            REPORT ON ANNUAL MEETING

    At the annual meeting of shareholders, held on December 17, 2001, shareholders elected the Company's four nominees as directors and ratified the selection of accountants. The votes on such matters were as follows:

       DIRECTORS            FOR
1.   -------------       ---------
     C.R. O'Neil         7,392,839
     A. Cepeda           7,411,704
     F.K. Reilly         7,398,208
     E.M. Roob           7,405,605

    2.  Ratification of Accountants (Ernst and Young LLP)

   FOR     AGAINST    ABSTAIN    BROKER NON-VOTES
---------  --------   --------   ----------------
7,386,045   38,708     39,197           0

BOARD OF DIRECTORS

C. RODERICK O'NEIL, CFA
Chairman of the Board

ADELA CEPEDA
Director

FRANK K. REILLY, CFA
Director

EDWARD M. ROOB
Director

J. MIKESELL THOMAS
Director

OFFICERS

JEFFREY J. DIERMEIER, CFA
President

CRAIG G. ELLINGER, CFA
Vice President & Portfolio Manager

JOSEPH A. ANDERSON
Secretary & Treasurer

ROBERT M. FASCIA
Assistant Secretary & Assistant Treasurer

FORT DEARBORN
INCOME SECURITIES, INC.

209 S. LaSalle St.
Eleventh Floor
Chicago, Illinois 60604-1295
(312) 346-0676

STOCK TRANSFER AND
DIVIDEND DISBURSEMENT
AGENT
(1-800-446-2617)

Mail correspondence to:
EquiServe
P.O. Box 2500
Jersey City, New Jersey 07303-2500

Mail stock certificates to:
EquiServe
P.O. Box 2506
Jersey City, New Jersey 07303-2506

INDEPENDENT AUDITORS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

LEGAL COUNSEL
Winston & Strawn
35 West Wacker Drive
Chicago, IL 60601

FORT DEARBORN INCOME SECURITIES, INC.

[BACKGROUND ART IS IMAGE OF FORT DEARBORN]

[LOGO] FTD                      [LOGO] THE
LISTED                          CHICAGO
NYSE                            STOCK EXCHANGE

                 FORT
                 DEARBORN
                 INCOME
                 SECURITIES,
                 INC.

   SEMI-ANNUAL REPORT
   MARCH 31, 2002